   As filed with the Securities and Exchange Commission on January 19, 2001.
                                                    Registration No. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------

                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

                                   04-3387074
                      (I.R.S. Employer Identification No.)

      5 CARLISLE ROAD, WESTFORD, MASSACHUSETTS                    01886
      (Address of Principal Executive Offices)                  (Zip Code)

                             ----------------------

   TELECOM TECHNOLOGIES, INC. AMENDED AND RESTATED 1998 EQUITY INCENTIVE PLAN

                    SONUS NETWORKS, INC. 2000 RETENTION PLAN
                            (Full Title of the Plans)

                             ----------------------

                                 HASSAN M. AHMED
                                    President
                           and Chief Executive Officer
                              Sonus Networks, Inc.
                                 5 Carlisle Road
                               Westford, MA 01886
                     (Name and Address of Agent for Service)

                                 (978) 692-8999
           Telephone Number, Including Area Code, of Agent For Service

                             ----------------------

                                    Copy to:
                              DAVID L. ENGEL, ESQ.
                             JOHAN V. BRIGHAM, ESQ.
                                BINGHAM DANA LLP
                               150 Federal Street
                           Boston, Massachusetts 02110
                                 (617) 951-8000

                         CALCULATION OF REGISTRATION FEE
================================================================================================================================
                                                                   Proposed          Proposed
                 Title Of                                           Maximum          Maximum
                Securities                        Amount          Offering          Aggregate                     Amount Of
                  To Be                           To Be           Price Per          Offering                   Registration
                Registered                      Registered          Share             Price                          Fee
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value per share
to be issued under the Equity Incentive
Plan                                            1,067,156         $0.80 (1)         $853,724.80 (1)                     $213.43
--------------------------------------------------------------------------------------------------------------------------------
                                                1,182,517         $1.00 (1)       $1,182,517.00 (1)                     $295.63
--------------------------------------------------------------------------------------------------------------------------------
                                                  37,500          $1.50 (1)          $56,250.00 (1)                      $14.06
--------------------------------------------------------------------------------------------------------------------------------
                                                 132,033          $2.00 (1)         $264,066.00 (1)                      $66.02
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value per share
to be issued under the 2000 Retention Plan      3,000,000       $26.938 (2)      $80,814,000.00 (2)                  $20,203.50
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FEE TO BE PAID BY REGISTRANT                                                                                   $20,793.00
================================================================================================================================

(1) Based on the maximum exercise price of the shares subject to outstanding options issued under the Registrant's Equity Incentive Plan. Such shares are issuable upon exercise of outstanding options with fixed exercise prices. Pursuant to Rule 457(h)(1), the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised. The offering price per share set forth for such shares is the exercise price per share at which such options are exercisable.

(2) Pursuant to Rule 457(h)(1), the aggregate offering price and amount of the registration fee has been computed with respect to those shares of the common stock issuable under the 2000 Retention Plan that are being registered hereunder. For the purpose of calculating the filing fee only, the average high and low sale price of the Registrant's common stock as quoted on Nasdaq on January 16, 2001 has been used.

                                     PART II

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by Sonus Networks, Inc., file no. 000-30229, with the Securities and Exchange Commission (the "SEC") are hereby incorporated by reference into this Registration Statement:

                                                                                                    PERIOD
                                                                                                    ------
           The description of the common stock of Sonus Networks, Inc.
           (the "Registrant"), $0.001 par value per share, contained in the
           Registrant's Registration Statement on Form 8-A pursuant to Section
           12(g) of the Securities Exchange Act....................................  Filed April 5, 2000


           Quarterly Reports on Form 10-Q..........................................  Quarters ended, June 30, 2000 and
                                                                                     September 30, 2000


           Current Reports on Form 8-K.............................................  Filed on October 13, 2000 and
                                                                                     November 17, 2000

           Prospectus filed pursuant to Rule 424(b)(1) (file no. 333-52682)......... Filed January 12, 2001

         In addition, all documents filed pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all of such securities then remaining unsold shall be incorporated by reference into this Registration Statement as of the filing date of each.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         As of January 15, 2001, 6 attorneys at Bingham Dana LLP, outside corporate counsel for the Registrant, owned, in the aggregate, 161,781 shares of Sonus Common Stock.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation law empowers a Delaware corporation to indemnify its officers and directors and certain other persons to the extent and under the circumstances set forth therein.

         The Fourth Amended and Restated Certificate of Incorporation of the Registrant and the Amended and Restated By-Laws of the Registrant, as amended to date, provide for indemnification of officers and directors of the Registrant and certain other persons against liabilities and expenses incurred by any of them in certain stated proceedings and under certain stated conditions.

         The Registrant may maintain insurance for the benefit of its directors, officers, employees, agents and certain other persons, insuring such persons against any expense, liability, or loss, including liability under the securities laws.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         The following exhibits are filed as part of this Registration
Statement:

EXHIBIT NO.                                 DESCRIPTION OF DOCUMENTS
-----------                                 ------------------------
         4.1      Fourth Amended and Restated Certificate of Incorporation of the Registrant,
                  incorporated by reference to Exhibit No. 3.1 to the Registrant's Registration
                  Statement on Form S-1 (file No. 333-32206).

         4.2.     Amended and Restated By-Laws of the Registrant, incorporated by reference to
                  Exhibit No. 3.2 to the Registrant's Registration Statement on Form S-1 (file No. 333-32206).

         4.3      telecom technologies, inc. Amended and Restated 1998 Equity Incentive Plan, as
                  amended, incorporated by reference to Exhibit No. 10.3 to the Registrant's
                  Registration Statement on Form S-4 (file No. 333-52682).

         4.4      Sonus Networks, Inc. 2000 Retention Plan incorporated by reference to Exhibit
                  No. 10.2 to the Registrant's Registration Statement on Form S-4 (file No. 333-52682).

         5        Opinion of Bingham Dana LLP as to the legality of the securities being registered.

         23.1     Consent of Arthur Andersen LLP, independent accountants, dated January 18, 2001.

         23.2     Consent of Arthur Andersen LLP, independent accountants, dated January 18, 2001.

         23.3     Consent of Bingham Dana LLP (included in Exhibit 5).

         24       Power of Attorney (included on the signature page of this Registration Statement).


ITEM 9.  UNDERTAKINGS

         (A)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)    To include any prospectus required by
                                  Section 10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                           PROVIDED, HOWEVER, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (B) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act each filing of the Registrant's annual report pursuant to
                  Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (C) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Westford, Commonwealth of Massachusetts, as of the 18th day of January 2001.

                                   SONUS NETWORKS, INC.


                                    By: /s/ Hassan M. Ahmed
                                       ------------------------------------
                                       Hassan M. Ahmed
                                       President and Chief Executive Officer



                                POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints Hassan M. Ahmed, Stephen J. Nill, and each of them severally, his true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated as of the 18th day of January 2001.


         SIGNATURE                                            TITLE
         ---------                                            -----

/s/ Hassan M. Ahmed
---------------------------------        President, Chief Executive Officer and Director (Principal
Hassan M. Ahmed                          Executive Officer)

/s/ Stephen J. Nill
---------------------------------        Vice President of Finance and Administration and Chief Financial
Stephen J. Nill                          Officer (Principal Financial and Accounting Officer)

/s/ Rubin Gruber
---------------------------------        Chairman of the Board of Directors and Director
Rubin Gruber

/s/ Edward T. Anderson
---------------------------------        Director
Edward T. Anderson

/s/ Paul J. Ferri
---------------------------------        Director
Paul J. Ferri

/s/ Paul J. Severino
---------------------------------        Director
Paul J. Severino

                                  EXHIBIT INDEX


EXHIBIT NO.                                 DESCRIPTION OF DOCUMENTS
-----------                                 ------------------------
         4.1      Fourth Amended and Restated Certificate of Incorporation of the Registrant,
                  incorporated by reference to Exhibit No. 3.1 to the Registrant's Registration
                  Statement on Form S-1 (file No. 333-32206).

         4.2.     Amended and Restated By-Laws of the Registrant, incorporated by reference to
                  Exhibit No. 3.2 to the Registrant's Registration Statement on Form S-1 (file No. 333-32206).

         4.3      telecom technologies, inc. Amended and Restated 1998 Equity Incentive Plan, as
                  amended, incorporated by reference to Exhibit No. 10.3 to the Registrant's
                  Registration Statement on Form S-4 (file No. 333-52682).

         4.4      Sonus Networks, Inc. 2000 Retention Plan incorporated by reference to Exhibit
                  No. 10.2 to the Registrant's Registration Statement on Form S-4 (file No. 333-52682).

         5        Opinion of Bingham Dana LLP as to the legality of the securities being registered.

         23.1     Consent of Arthur Andersen LLP, independent accountants, dated January 18, 2001.

         23.2     Consent of Arthur Andersen LLP, independent accountants, dated January 18, 2001.

         23.3     Consent of Bingham Dana LLP (included in Exhibit 5).

         24       Power of Attorney (included on the signature page of this Registration Statement).